UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2008

Striker Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Nevada	2-73389	75-1764386

(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

Galleria Financial Center 5075 Westheimer, Suite 975 Houston, TX 77056	77056

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713)402-6700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 27, 2008, Mr. Steven M. Plumb resigned as the Company’s chief financial officer, treasurer and secretary.  The resignations are effective October 27, 2008.

Effective October 29, 2008, Kevan Casey has been appointed principal accounting officer and secretary.  Mr. Casey, currently serves as a director and the Company’s Chief Executive Officer.

Item 9.01                Financial Statements and Exhibit

(d)           Exhibits

The following exhibits are to be filed as part of this 8-K:

EXHIBIT NO.                                           IDENTIFICATION OF EXHIBIT

99.1	Mr. Plumb’s Letter of Resignation dated October 27, 2008
99.2	Mr. Plumb’s Employment Agreement dated March 12, 2008

SIGNATURES

           Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  hereunto  duly  authorized.

STRIKER OIL & GAS, INC.

By:  /s/ Kevan Casey
                                                Kevan Casey, Chief Executive Officer
                        DATE: October 29, 2008

EXHIBIT INDEX

EXHIBIT NO.                                           IDENTIFICATION OF EXHIBIT

99.1	Mr. Plumb’s Letter of Resignation dated October 27, 2008

99.2	Mr. Plumb’s Employment Agreement dated March 12, 2008